Exhibit 10.12

Contract No.: SSC000139

Wafer Supply contract

by and between

Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

and

Jiangsu AIDE Solar Energy Technology Co., Ltd.

as of April, 16, 2008

Wafer Supply Contract

This Wafer Supply Contract (hereinafter referred to as the “Contract”) is concluded by and between the following two parties on April 16, 2008 in Xuzhou, Jiangsu, PRC:

Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. (on its own name and acts for and on behalf of relevant associated companies, as established and/or to be established inside and/or outside the territory of PRC, partaking in the Contract and confirmed by the Buyer in writing) is an enterprise duly organized in the territory of the People’s Republic of China (“PRC”), with registered address as No. 66, Yangshan Road, Economic Development Zone, Xuzhou City, Jiangsu Province, PRC. (Hereinafter referred to as the “Seller”)

and

Jiangsu AIDE Solar Energy Technology Co., Ltd. (on its own name and acts for and on behalf of relevant associated companies, as established and/or to be established inside and/or outside the territory of PRC, partaking in the Contract and confirmed by the Seller in writing) is an enterprise duly organized in the territory of the People’s Republic of China, with registered address as No. 69, Pantaoshan Road, Economic Development Zone, Xuzhou City, Jiangsu Province, PRC. (Hereinafter referred to as the “Buyer”)

The Seller and the Buyer are jointly referred to as the “parties” and separately the “party”.

Preambles

Whereas the Buyer and the Seller intend to establish a long-term supply and sale relationship, the Buyer intends to purchase a certain amount of wafers from the Seller and the Seller at the same time intend to act as a supplier of the Buyer and to sell a certain amount of wafers to the Buyer.

Basing on such fact as aforesaid and fact statements, guarantees and agreements made to each other of the parties, the Contract is hereby formulated as follows:

1. Definition

Save as otherwise agreed herein or the context otherwise requires, terminologies below shall have the meanings as provided:

1.1 “Contract” refers to “Contract with regard to supply of wafers”, including the brief introductions and main text clauses together with all attachments hereto as well as any and all revision, modification and supplement of the Contract as may be made by the parties subsequent to formulation of the Contract.

1.2 “Contract duration” refers to the duration from the date of taking effect of the Contract to the data when the Contract expires, namely, the valid term of the Contract.

1.3 A “Working day” refers to any business day commonly adopted by enterprises within the territory of PRC, including any Sunday or Saturday as may be declared by the PRC government as an interim working day (“taking a work day off in exchange of a holiday”), and excluding legal festivals and holidays and other Saturdays or Sundays not exchanged for holidays.

1.4 “Effective date” refers to the date when the Contract is formulated.

1.5 “Contract year” refers to any calendar year during the Contract duration, provided that the first Contract year shall be commenced as of the Effective date of the Contract and ended on December 31,2008.

1.6 “Associated company”, for the purpose of any party hereto, refers to any company directly or indirectly controlled by, or by which the party is directly or indirectly controlled, or jointly directly or indirectly under control with the party. “Control/controlled” provided herein refers to directly or indirectly have (i) more than fifty percent (50%) (inclusive) of right to vote on shares or equity of a company, or (ii) fifty percent (50%) (inclusive) of registered capital of a company.

1.7 “Loss” refers to any damage award, penalty, expense, taxation, fine, deficit and other loss or expenditure (covering profit loss and/or value loss), including any interest, appropriate investigation charge, legal charge, appropriate attorney fee and expense for other experts arising out of any lawsuit or any claim for compensation, breach of contract or taxation estimation, and shall cover expenses in all respects, especially in any and all attorney fees incurred from (i) any investigation on or counterplea against claim for compensation from any third party, (ii) any declaration on or claim for any right against the other party as per provisions of the Contract, or (iii) any amicable settlement made for the purposes of any case or lawsuit or any potential case or lawsuit.

1.8 “Intellectual property right” refers to any right possessed regarding to any invention, discovery, improvement, utility model, appearance design, works with copyright, industrial design, calculation method, data structure, commercial secrete or proprietary technology, product price, specification, confidential information, or any conception with commercial value. Intellectual property right shall also refers to any trademark, upholstery, trade name, domain name, as well as any other mark or sign signifying or highlighting any products or service from any entity or under control of any entity. To be more specific, intellectual property right shall cover any and all intangible right and interest and/or privilege in connection with any and all right and interest of any nature with regard to computer software and/or data under any circumstance in any district worldwide, as well as any application right and/or registration right regarding such right and interest as aforesaid.

1.9 “China” or “PRC” refers to the People’s Republic of China, for the purpose of the Contract, however, excluding Hong Kong SAR, Macao SAR and Taiwan region.

1.10 “Renminbi” or “RMB” or “CNY” refers to the legal currency of PRC.

1.11 “Products” or “Product” refers to wafers as provided by the Seller to the Buyer as per product specification specified in Attachment A hereto; the Seller agrees to sell and deliver such Products as per the Contract and the Buyer agrees to buy and accept such products as per the Contract.

1.12 “Advance payment” shall have the meanings as provided in Article 3.5.1 of the Contract.

1.13 “Contract amount” refers to aggregated payment for products payable by the Buyer within the total Contract years, totaling RMB 8,483,333,269.00 (RMB Eight Billion, Four Hundred and Eight Three Million, Three Hundred and Thirty Three Thousand, Two Hundred and Sixty Nine Yuan Only).

1.14 “Portion of Contract amount not performed” refers to the total amount not performed when the Contract is rescinded, other than any amount not performed for any month or any year.

2. General provisions

2.1 Any and all attachments hereto shall form an integral part of the Contract and shall be equally authentic with the Contract.

2.2 Any and all titles provided before the main text, and/or articles of the Contract are for index only and shall not affect the meanings, interpretation or effectiveness of the Contract.

2.3 For the purpose of provisions and attachments of the Contract, the Buyer shall during the valid term of the Contract purchase and accept the products under the Contract and shall pay relevant payment for products payable.

2.4 For the purpose of provisions and attachments of the Contract, the Seller shall during the valid term of the Contract sell and deliver the products under the Contract.

2.5 Valid term of the Contract covers eight (8) Contract years commencing from taking effect of the Contract and ending when the eighth (8th) Contract year expires; in case the Contract should be rescinded or terminated as per relevant provisions of the Contract, the valid term shall be ended on such day when the Contract were so rescinded or terminated.

2.6 Any and all Associated companies of a party hereto shall sign a commitment letter in such format as per stipulations set forth in Attachment D and acquire written confirmation from such party. Any and all Associated companies so confirmed by the party shall not without prior written consent of such party withdraw from the Contract.

2.7 The Contract shall be a “take or pay” contract. The Buyer understands and accepts that the Seller, on the basis of good faith of the Buyer and judgment on quantity of products requested by the Buyer, has conducted investment involving large sums of money and extended its production capacity so as to satisfy the demand of the Buyer on products. The parties hereby accept that the following are true and accurate statements of the parties: both parties agree to bear respectively any risk involving market price fluctuation and during the valid term of the Contract, the Buyer shall be liable for purchasing products as per products quantity set forth herein and the Seller shall be liable for providing products as per products quantity set forth herein. Unless otherwise provided in writing, the parties shall within the valid term of the Contract absolutely and irrevocably accept products quantity for each Contract year as specified in the Contract as per products prices set forth in Attachment C and shall pay and supply accordingly as per provisions reached.

2.8 The parties understand and expressly agree that the Seller shall provide products as per stipulations of Attachment A hereto only and the Buyer shall solely determine and be responsible for any practicability for any special purpose of the products as well as any issue regarding the treatment, usage and application of such products.

2.9 The parties understand and expressly agree that unless otherwise provided by the parties in a written form, prior to acquisition of a written consent from the other party, the Buyer shall not assign any product acquired from the Seller as per the Contract to any third party, paid or not, and that the products shall be used for production of the Buyer or for production of any Associated company of the Buyer; the Buyer hereby undertakes to bear any and all liabilities so incurred for breach of this article.

2.10 The Seller shall be entitled to process wafers by itself or appoint any third party to process the same. Should the Buyer intend to designate any third party for processing works, a supplement agreement shall be otherwise entered into by the parties through amicable consultations.

3. Supply of Products

3.1 Products

Any product provided as per the Contract shall conform to specifications set forth in Attachment A hereto and such specifications may be modified only when agreed by the parties in writing.

3.2 Price

3.2.1 During the valid term of the Contract, any unit price including tax as provided in Attachment C shall be a fixed price. Both parties agree that once the Contract is signed, any party shall not request the other party to modify any product price out of any reason other than legal modification of tax rate of value-added tax.

3.2.2 Any unit price including tax as set forth in Attachment C hereto and any payment for products payable shall cover value-added tax; in case tax rate of value-added tax changes or should the Seller be liable for deduction of any other tax for and on behalf of the Buyer when legally required by PRC laws, the unit price including tax and payment for products payable as set forth in Attachment C shall be adjusted accordingly prior to taking effect of such new tax rate or such laws requiring for deduction of any other tax for and on behalf of the Buyer by the Seller.

3.3 Quantity

3.3.1 During the valid term of the Contract, quantity of products that the Buyer shall purchase from the Seller and the Seller shall sell to the Buyer shall be subject to Attachment C and aggregated quantity of products within the entire Contract years totals 368,749,998 pieces. The Seller shall be entitled to adjust (increase or decrease) within *** of quantity of products to be provided for the current month as provided in Attachment C, provided that the quantity of products to be provided for the month shall not be less than *** of the quantity for the month as set forth in Attachment C. The portion of products decreased or increased shall be replenished or deducted accordingly by the seller within *** commencing from the first date of the following month, (namely, should the seller adjust the supply quantity of the very month, the total quantity of the month shall meet the quantity set forth in Attachment C by replenishing or deducting the quantity supplied within *** commencing from the first date of the following month). In addition, both parties agree that once the Contract were signed, any party shall not request the other party to adjust the quantity of products to be provided out of any cause unless otherwise specified in a written form by the parties.

3.3.2 Both parties hereby agree that quantity adjustment monthly shall be handled as per the following approaches:

(a)	Where the Seller intends to decrease the quantity of products to be provided for a month as set forth in Attachment C, the Seller shall prior to the *** date of a month notify the Buyer in a written form signifying the quantity of products to be provided for the following month. Quantity of products to be provided after being adjusted together with payment for products adjusted accordingly shall be subject to submission of “Notification regarding Adjustment of Quantity of products to be provided for the Following Month”; the Buyer shall unconditionally accept such adjustment by the Seller, provided that such adjustment on quantity shall conform to stipulations of the Contract.
(b)	Where the Buyer intends to increase the quantity of products to be provided for a month as set forth in Attachment C, the Buyer shall prior to the *** date of a month notify the Seller in a written form signifying the quantity of products to be provided for the following month. Quantity of products to be provided after being adjusted together with payment for products adjusted accordingly shall be subject to submission of “Notification regarding Adjustment of Quantity of Products to be provided for the Following Month”; the Seller shall unconditionally accept such adjustment by the Buyer, provided that such adjustment on quantity shall conform to stipulations of the Contract. For such portion of payment for goods added accordingly caused by such adjustment by the Seller, if the Seller has any difficulty in finance, the time of such payment shall be *** (within such time the Buyer shall not be held for any responsibility for overdue payment, provided that the original payment for products shall be paid up); the Seller may decline supplying any product to the Seller before such payment for products being paid up.

3.3.3 Where the Seller adjusts the quantity of products to be provided, the Seller shall not be liable for any responsibility for breach of the Contract.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

3.4 Quality

3.4.1 The Seller shall guarantee only that the products to be provided conform to such specification as set forth in Attachment A; should any inconformity to specifications provided in Attachment A be discovered, the parties shall handle such case as per provisions of article 3.6.5 of the Contract. For any claim or legal action arising out of any defect of the product, including without limitation to breach of Contract and/or infringement of product liability, the Buyer may select any right of relief provided below and the obligation of the Seller shall explicitly be limited to (i) replace the unqualified products, or (ii) refund the purchasing price for such portion of unqualified products; or (iii) indemnify the Buyer for the purpose of such unqualified products causing any claim, provided that such indemnification shall not exceed the purchasing price for such portion of unqualified products.

3.4.2 In case of any discrepancy regarding quality of any product provided, any party or both parties may entrust a legal inspection institution to inspect such products and any inspection report made by such institution shall be binding upon both parties. Expenses for such inspection shall be paid by the party entrusting such inspection in advance and shall be assumed in the manner provided below:

(a)	as per such inspection report, in case the product indeed has any defect in quality, the expenses for inspection shall be borne by the Seller;
(b)	as per such inspection report, in case the product does not have any defect in quality, the expenses for inspection shall be borne by the Buyer;
(c)	in case the inspection institution fails to have any fixed inspection conclusion, it shall be deemed that there is any discrepancy regarding the quality of any product and the expenses for such inspection shall be borne by the Seller.

3.4.3 During the duration when such inspection is made, the parties shall continue to perform the Contract.

3.5 Payment

3.5.1 Advance payment

Advance payment provided herein refers to nonrefundable and irrevocable advance payment with the nature of earnest money. The advance payment totals RMB*** (RMB*** Only); time for such payment shall be performed as per provisions set forth in Attachment B hereto. Unless otherwise specified in the Contract, the Buyer hereby expressly accept that the Buyer understands and agrees that once the Contract were signed, the Seller shall under no circumstance refund the advance payment as aforesaid to the Buyer, in part or in whole, unless the Contract were rescinded or terminated ahead of time by the Seller due to breach of the Contract by the Seller or the Contract is terminated by the parties.

The advance payment may only be deducted by payment for products payable by the Buyer as per stipulations provided below:

The parties hereby confirm that as of ***, the Buyer may deduct *** of the total advance payment for each month against the payment for products for the month.

In case the Contract should be rescinded or terminated ahead of time, or when the Contract is fully performed, the Seller the within *** upon rescission or termination or the Contract being fully performed refund the residual advance payment (if any) to the Buyer (without interest), unless the Buyer materially breaches the Contract. In case the Buyer breaches the Contract and the Buyer shall then pay default penalty or compensation to the Seller as per the Contract, the Seller shall be entitled to deduct accordingly such default penalty or compensation against the advance payment preferential to payment for products after notification to the Buyer in writing and request the Buyer to pay such amount as equivalent to such sum deducted within *** upon such deduction so as to make up the advance payment; should the Buyer fail to make up such deficiency on schedule, the Buyer shall be liable for responsibilities as per article 8.1.2 of the Contract.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

3.5.2 Payment for products: The Buyer shall prior to the *** date of each month pay the Seller with payments for products for the following month as per provisions of Attachment C of the Contract.

3.5.3 The Seller shall, for the purpose of products as delivered, within *** when the payment for products was paid up by the Buyer to the Seller issue corresponding invoices to the Buyer.

3.5.4 The Buyer shall make the payment for products to the bank account provided below:

Opening bank: ***

Account number: ***

Account name: Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd

If any of the information regarding bank account should be modified, the Seller shall so notify the Buyer *** in advance in writing; such bank account shall be a bank account within the territory of PRC. Any remittance by the Buyer to such bank account as may be designated by the Seller shall be deemed a payment to the Seller.

3.6 Delivery

3.6.1 Any and all delivery of products shall conform to provisions as set forth in the schedule of Attachment C. After the Buyer paying up payments for products for the following month prior to the *** date of a month, the Seller shall supply products from the *** date of such following month and shall complete providing such products as specified. The Seller shall make all that can to provide products to the Buyer evenly for each week. The Seller shall be entitled to decline supplying any product to the Buyer if advance payment payable by the Buyer should not be paid up or any payment for products should not be paid up by the Buyer; in case the Buyer should have any product when any payment for products should not be fully paid up, the Seller shall still have the property right of such products.

3.6.2 Place of delivery: unless otherwise agreed in writing by the parties, products shall be delivered at the place of the Seller or any other place such as workshop field, plant or warehouse, etc. as may be designated by the Seller, provided that such places are within the administrative region of Jiangsu province, PRC, namely, products shall be picked up by the Buyer itself. After delivery, any risk relating to any damage, lost, etc. of the products shall be assumed by the Buyer.

3.6.3 Packing, transportation and insurance: the Seller shall properly pack the products to be delivered to the Buyer as per packing standards set forth in Attachment E. The Seller shall be held responsible for any and all losses arising out of any inconformity to such packing standards. After delivery of products to the Buyer, the Buyer shall be liable for transportation and risk of the products as well as any and all expenses so incurred.

3.6.4 In case the Buyer should out of its own reason after payments for products have been made ask for deferred delivery of products by the Seller or should without any due cause decline accepting products as delivered by the Seller, the Seller shall grant an extended duration as *** to the Buyer and when such extended duration expires, the Seller may after serving a written notification to the Buyer turn to a competent notary organization on the basis that any risk and expense so incurred shall be assumed by the Buyer, or sell such deferred or declined products to any third party with selling price and expenses conforming to provisions of article 8.1.1 of the Contract. The sum from deducting any and all expenses for such selling against the sum gained from such selling shall act as advance payment otherwise made by the Buyer to the Seller.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

3.6.5 Inspection: the Buyer shall within *** upon delivery of products complete inspection of such products as delivered and any objection so incurred shall be subject to sending a written notification regarding defects of products to the Seller within such duration. The Seller shall within *** upon receiving such notification replace such products with defects with qualified products. In case the Buyer within *** upon delivery fails to send a written notification regarding defects of products to the Seller, it shall be deemed that the products as delivered by the Seller are qualified and conform to provisions of Attachment A. In addition to quality inspection, the Buyer shall complete inspections on quantity, packing, etc. of products to be delivered and shall put forward it at that time when any discrepancy should be discovered. Should the Buyer fail to conduct such inspections stipulated in the previous sentence, it shall be deemed that the Buyer has irrevocably accepted such products.

4. Force majeure and exemption

4.1 Grounds for exemption applicable to both parties

4.1.1 “Force majeure” refers to any and all events uncontrollable, unforeseeable, unavoidable and unconquerable, occurred after execution of the Contract, and as a result of which one party hereto is unable to perform its obligations under this Contract, in part or in whole. An event of force majeure includes but not limited to earthquake, typhoon, water disaster or other natural disasters, fire disaster, explosion, war, labor strike or turmoil. Should any party be prevented from executing its obligations under the Contract or be delayed in performing its obligations under the Contract by any event of force majeure without any fault or misfeasance of the party, the party then shall not be held responsible for being delayed in performing the Contract or for being prevented form performing the Contract and such facts shall not be construed as a breach of the Contract. Both parties hereby agree to continue to perform the Contract within *** upon elimination of such force majeure event. Contract duration shall be extended accordingly with such duration equivalent to the period of such force majeure event preventing from performing the Contract.

4.1.2 Legal modification

In case the Contract should be prevented from being executed due to any modification of applicable laws, the parties shall not investigate any responsibility of the other party and shall basing on the principle of equality seek and confirm new cooperation method through amicable consultations.

4.2 Grounds for exemption applicable to the Seller

4.2.1 Ceasing production caused by any infectious disease, ceasing production or production capacity of a month decreased by more than *** due to ***, unexpected power failure lasting for more than *** or damaging equipments, terrorism event, malicious destruction, military operation, sovereign act, governmental operation.

4.2.2 In the event that the Seller needs to inspect, repair and maintain its equipments (no more than *** times for each year and each duration for such maintenance should be over ***, which causing a decrease in production capacity by more than ***), the Seller shall be so exempted for the month.

4.2.3 Supply of raw materials behind demand. “Supply of raw materials behind demand” refers to any case where there is material insufficiency in raw materials as needed for production of silicon materials in the market rather than price factors (including the case where “price available while goods unavailable”).

4.3 Notification and reply

Any party affected by any force majeure event or other ground for exemption shall notify the other party without delay in writing signifying the same, covering full explanation of such force majeure event or such ground for exemption, as well as the existing status of such event or ground, and any and all measures taken or to be taken by the party affected striving for eliminate any and all adverse effects from such event. The party affected by any force majeure event or other ground for exemption shall take all necessary measures with due diligence so as to conquer any adverse effect from being delayed in performance of the Contract and on the ground not requiring any other expense from the other party take all necessary measures so as to make up for the time so deferred.

5. Intellectual property right

Any and all drawings, data, design, instruments, equipments, program, engineering modification, invention, commercial secrete, copyright, right of wires layout, source code, result code, patent right application, proprietary technology, computer and/or product software (including partial software), trademark right, technical information and other information as developed, produced or provided by the Seller during the course of development, production or manufacturing of the product shall exclusively belong to the Seller (or the Seller’s licensor, if any). Any and all stipulations of the Contract shall not be deemed that any of such intellectual property right has been granted to the Buyer.

6. Confidentiality obligation and confidential information

6.1 The parties (including any Associated company of each party) accept and agree that any information (including investigation information, technical information, product development information, marketing plan or conditions, product information, business strategies information as well as other similar information) regarding terms and conditions of the Contract and exchanged for the purpose of the Contract shall form the “confidential information” of the party disclosing such information (hereinafter referred to as the “disclosing party”). The abovementioned confidential information is exchanged for the purposes that the parties may appropriately perform their obligations and responsibilities under the Contract respectively. Within the Contract duration and *** year after termination or dissolution of the Contract, any party receiving any Confidential information (including such party’s any employee, attorney, financial consultant, senior official, directors and/or shareholders) (hereinafter referred to as the “receiving party”) shall not without prior written consent from the disclosing party in any method use any clause of the Contract or any confidential information received from the disclosing party, nor shall the receiving party release, disclose or inform such confidential information to any individual, enterprise, company or entity. Notwithstanding the above provisions, any party may under any of the following circumstances release, disclose or inform any of its Associated companies with the terms and conditions of the Contract or any confidential information received from the disclosing party: such Associated company undertakes to strictly keep the confidentiality of such information as aforesaid, provided that such Associated company for the purpose of performance of the Contract has to be informed of such information. Each party hereto further undertakes that the receiving party shall take all measures with such degree no lower than those for keeping the confidentiality of the receiving party’s own confidential information so as to keep such confidential information received from the disclosing party, provided that, however, the receiving party shall implement all necessary measures with due care and diligence for the purpose for keeping such confidential information from being released or disclosed. Confidential information shall not cover the following particulars:

(a)	any information obtained by the receiving party prior to disclosure by the disclosing party to the receiving party;

(b)	any information publicly available without the fault of the receiving party;

(c)	any information legally obtained from any third party and without any restriction on disclosure;

(d)	any information solely developed by the receiving party;

(e)	any information so released that a written grant for releasing from the disclosing party has been acquired as per the Contract; or

(f)	any information disclosed as per requirements of any applicable laws or for the purpose of submission of financial reports, provided that for the purpose of the party requesting for such disclosure may under available circumstances shall notify the other party and under any appropriate circumstance grant the other party with rational chances to ask for cancellation for such disclosure.

6.2 The receiving party shall keep confidentiality of any and all confidential information received and save as for performance of obligations under the Contract the receiving party shall not reproduce or use such confidential information. After completion of performance of obligations under the Contract or when being requested by the disclosing party, the receiving party shall return any and all confidential information as received to the disclosing party.

6.3 The receiving party accepts and agrees that any illegal use or disclosure of any confidential information as aforesaid may induce irreplaceable loss and any and all relives made according to laws may not be able to replenish the loss suffered by the disclosing party; therefore, should the receiving party has breached or intends to breach the provisions of this article, the disclosing party may in addition to execution of any other rights exercisable and the right of relief apply for injunction relief so as to bar such breaches.

6.4 Each party (including any Associated company informed of any confidential information as per the Contract) agrees that any party hereto without prior consent of the other party shall not release or disclose publicly any pronunciamento, report, statement or message regarding any transaction, any clause with regard to the Contract or under the Contract. Notwithstanding the provisions of the previous sentence, any party or any Associated company of such party may disclose any content of the Contract on the ground of compulsive requirements of local laws and any applicable laws. The parties may subsequent to an agreement on detailed contents for news release as may be reached release the same regarding to the execution and contents of the Contract.

7. Proprietorship and utilization regarding to drawings, documents and other items

Any and all drawings, blueprint, abrasive tools, models, devices, forme and any other item or document as may be supplied or made by the Seller for the purpose of development, production or manufacturing of the products under the Contract shall exclusively belong to the Seller and upon the termination or dissolution of the Contract, they shall be returned to the Seller without delay. For the purpose of any and all drawings, blueprint, abrasive tools, models, devices, forme and any other item or document as may be supplied or made by the Seller, the Buyer may use only for performance of the Contract and shall not use such items for any purpose in favor of any other party.

8. Breach, termination and recession

8.1 Buyer’s responsibilities for not conforming to the Contract in purchasing and/or paying

8.1.1 In case the Buyer fails to purchase products for a month from the Seller as per the quantity stipulated in the Contract, the Seller may at its own discretion sell such portion of products not purchased by the Buyer to the domestic market and/or the international market, and in such a case, the Buyer shall bear the spread from such insufficiency of such sales price against the price as stipulated in the Contract as well as relevant expenses for such sales. Such sales price may be stipulated in a contract and shall not be lower than *** of the market price then, or such sales may be performed in the manner of an auction and shall therefore not be subject to the provisions in the first half of this sentence (the Seller shall notify the Buyer in writing before commencing such auction procedures). Relevant expenses for such sales shall not exceed *** of the sum of such portion of products so sold as calculated as per the price set forth in the Contract.

8.1.2 In case the Buyer fails to make advance payment and/or payment for products as per the scheduled time, the Buyer shall bear daily a default penalty as *** and during such time, the parties shall continue to perform the Contract.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

In case the Buyer fails to make advance payment within *** (inclusive) days extended and/or fails to make payment for products within *** (inclusive) days, the Seller may send the Buyer with a notification requesting the Buyer to correct its breaches within ***. Should the Buyer fails to rectify its breaching actions within *** after such notification other than caused by an event of force majeure, the Buyer shall be deemed to have gravely breached the Contract and then the Seller shall be entitled to unilaterally rescind the Contract subsequent to sending a written notification to the Buyer signifying the same. Such recession shall take effect upon arrival of such notification at the Buyer. Should the Buyer within such notification duration rectify its breaching actions, the Seller shall not be entitled to rescind the Contract. Where the Buyer breaches or gravely breaches the Contract, the Seller shall have options not to dismiss the Contract but to receive relief as per the stipulations set forth in article 8.1.1, save as the Contract should be rescinded according to rules of then any effective legal documents.

8.1.3 Where the Buyer gravely breaches the Contract and the Seller then rescinds the Contract, the Buyer shall bear responsibilities for breach of the Contract, namely:

(a)	as per provisions of article 8.1.2 of the Contract pay default penalty for overdue payment (calculation of such default penalty shall be ended on the date of recession of the Contract), and

(b)	any and all residual advance payment available on the date of recession of the Contract shall belong to the Seller, and

(c)	pay to the Seller with a default penalty as ***.

8.2 Seller’s responsibilities for not conforming to the Contract in supplying products.

8.2.1 In case the Seller fails to replace any product with defect with qualified product within *** as specified in article 3.6.5 of the Contract, or the Seller in a month fails to meet the demand of the Buyer on such quantity as specified in the Contract, whether through the Seller’s own production or through purchasing from any third party, the Buyer may subsequent to urging the Seller and granting for *** as an extension purchases at its own discretion products from any domestic market or international market as substitute products of the insufficiency, and in such a case the Seller shall bear the spread from such insufficiency of such purchasing against the price as stipulated in the Contract as well as relevant expenses for such purchasing. Such purchasing price may be stipulated in a contract and shall not be higher than *** of the market price then and relevant expenses for such purchasing shall not exceed *** of the sum of such portion of products so purchased as calculated as per the price set forth in the Contract.

8.2.2 In case the Seller fails to deliver products and/or deliver any insufficiency as per the scheduled time, the Seller shall bear daily a default penalty as *** of the amount of products not delivered (calculation of such default penalty shall be ended when such products has be delivered or substitute products have been received by the Buyer, provided that the aggregated default penalty shall not exceed *** of the total value of such portion of products) and during such time, the parties shall continue to perform the Contract. In case the Seller fails to deliver products for *** (inclusive) days overdue, the Buyer may send the Seller with a notification requesting the Seller to correct its breaches within ***. Should the Seller fails to rectify its breaching actions within *** after such notification other than caused by an event of force majeure, the Seller shall be deemed to have gravely breached the Contract and then the Buyer shall be entitled to unilaterally rescind the Contract subsequent to sending a written notification to the Seller signifying the same. Should the Seller within such notification duration rectify its breaching actions, the Buyer shall not be entitled to rescind the Contract. During the period where the Seller fails to deliver products on schedule, the Buyer shall also have options not to dismiss the Contract but to receive relief as per the stipulations set forth in article 8.2.1, save as the Contract should be rescinded according to rules of then any effective legal documents.

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

8.2.3 Where the Seller gravely breaches the Contract and the Buyer then rescinds the Contract, the Seller shall bear responsibilities for breach of the Contract, namely:

(a)	as per provisions of article 8.2.2 of the Contract pay default penalty for overdue payment (calculation of such default penalty shall be ended on the date of recession of the Contract), and

(b)	any and all residual advance payment (if any) on the date of recession of the Contract shall be returned to the Buyer, without interest, and pay a default penalty as ***, and

(c)	pay to the Buyer with a default penalty as ***.

8.3 Both parties hereby unanimously consent and accept that the calculation method of any and all foreseeable losses arising out of any breach of the Contract as well as remuneration of such loss fully conforms to that for calculation of any default penalty. The parties further agree to waive the right of adjustment on any default penalty exceeding the actual loss, as stipulated in article 114 of “Contract Law of the People’s Republic of China”.

8.4 Termination and recession

8.4.1	The Contract shall be terminated in case that

(a)	the Contract expires; or

(b)	the Contract shall be terminated when agreed by the parties in a written form.

8.4.2 Any party hereto may unilaterally rescind the Contract by sending a written notification signifying the same to the other party in case that

(a)	the Seller or the Buyer materially breaches the Contract as per provisions of article 8.1 or article 8.2, the non-defaulting party may unilaterally rescind the Contract by sending a written notification to the defaulting party signifying the same; or

(b)	any party hereto declares being bankruptcy, or should be under any procedure regarding insolvency, liquidation or dissolution, or ceases business, or should be insolvency of any liability due, the other party hereto may unilaterally terminate the Contract by sending a written notification to such party.

9. Notification

Any and all notifications or documents as may be served as per provisions of the Contract shall be prepared in writing by the representatives of the parties respectively provided below and shall be sent to or be delivered to the representatives of the parties respectively provided below. Any notification sent in any of the following manners shall be deemed that all members of the addressee have received such notification: (a) delivery conducted manually by a dedicated person, the time since such delivery; (b) delivery conducted via a registered letter or a certified mail, the time since receiving of the notification or the document; or (c) delivery conducted via an express mail service, the following working day of such delivery.

Representative of each party to receive any and all normal correspondents:

Representative of the Seller:

Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

Address:	No. 66, Yangshan Road, Economic Development Zone, Xuzhou City, Jiangsu Province, PRC

Attention:	Zhu Guomin (General Manager)

***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Representative of the Buyer:

Jiangsu AIDE Solar Energy Technology Co., Ltd.

Address:	No. 69, Pantaoshan Road, Economic Development Zone, Xuzhou City, Jiangsu Province, PRC

Attention:	Zhang Yanpeng (Executive Vice President)

In case any party hereto intends to modify any of the above information regarding the address or representative for sending and/or receiving notifications or documents, such party shall so notify the other party in writing. Any and all correspondents and/or communications shall conform to stipulations of such cooperative procedures which shall be jointly agreed by the parties hereto.

10. Contract language

The Contract shall be written in Chinese and in English and the two language versions shall be equally authentic. In case of any discrepancy, the Chinese version shall prevail.

11. Applicable law

The effectiveness, interpretation and execution of the Contract shall be governed by laws of the People’s Republic of China. Any and all laws and rules on conflicts of laws other than PRC laws shall not apply to the Contract.

12. Settlement of dispute

Unless otherwise provided by the Contract, any and all disputes, dissidences or claims for compensation caused by the Contract or in connection with the Contract, or breach of the Contract, termination of the Contract or inefficiency, etc. shall be finally settled by Shanghai Commission of China International Economic and Trade Arbitration Commission (CIETAC-Shanghai) as per its domestic arbitration rules then effective. Such arbitration shall be made in Shanghai and the language used for such arbitration procedure shall be in Chinese.

Any arbitration award so prepared and awarded shall be final and unquestionable and shall be binding upon both parties, and may be adopted as a ground for any court decision of any competent court. Expenses for such arbitration (including but not limited to any expenses incurred for appointment of arbitrators) shall be assumed by the parties as per provisions of such arbitration award.

13. No waiver

Where any party fails to request the other party to strictly perform the any provision of the Contract, or to execute any right and/or interest under the Contract, it shall not be deemed that such party has waived such right and/or interest, and such party shall not be deprived of the right and/or interest later of requesting to exercise or rely on such provision or right and/or interest.

14. Severability

Any ineffectiveness of any clause of the Contract shall not affect the effectiveness of other clauses of the Contract.

15. Assignment

Any party without prior written consent from the other party shall not assign any obligation under the Contract.

16. Consecutive effectiveness

Any and all relives for breach and any and all confidentiality rights, interests and obligations as stipulated by the Contract shall continue to be effective subsequent to termination or recession of the Contract.

17. Modification

Any modification, amendment, supplement or waiver of any clause of the Contract shall not take effect unless it was made in a written form entered into by and between the Seller and the Buyer.

18. Integrality

The Contract together with all attachments hereto shall constitute for the purpose of the Contract object as reached an entire contract and shall replace any and all contracts and/or memorandums as previously formulated by and between the parties hereto.

19. Effectiveness of Contract

The Contract shall come into force when the Contract is duly executed by the authorized representative of the parties.

- (the main text of the Contract is ended here and the attached page is for signature and seal only) - (Page for signature and seal)

Seller: Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd.

(Sealed)

(Signature of representative)

Buyer: Jiangsu AIDE Solar Energy Technology Co., Ltd

(Sealed)

(Signature of representative)

Attachment A

Attachment A-l: Specification and Quality Standard of Products

Specification of 125*125mm monocrystal wafers

Size	***

Thickness	***

Type of electric conduction	***

Direction	***

Content of oxygen	***

Content of carbon	***

Resistivity	***

Life of some carriers	***

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Attachment A

Attachment A-2: Intention regarding to Adjustment of Attachment A-1

The parties hereby agree that as of coming into force of the Contract, any specification as set forth in Attachment A-1 can only be modified after written consents of both parties have been made. The parties may as per agreement set forth in Attachment A-2 consult any modification of Attachment A-1. In case the parties after such consultation fail to reach any written supplementary agreement (including the duration when such consultation was conduced), the parties shall continue to implement as per provisions set forth in Attachment A-1.

I. Seller’s adjustment intention regarding to product thickness set forth in Attachment A-1:

Year (Contract year)	Product thickness (unit: mic)
2008	***
2009	***
2010	***
2011	***
2012	***
2013	***
2014	***
2015	***

(Remark: from year 2008 to year 2011, product thickness shall decrease successively by *** yearly; from year 2011 to 2015, product thickness shall decrease successively by ***)

II. Buyer’s adjustment intention regarding to product thickness set forth in Attachment A-1:

Monocrystal wafers each 125*125 specification as set forth in Attachment A-1 shall be 2.4 W [the conversion rate shall serve as the basis for calculation of other product price after unit price of each slice was converted into unit price of each watt as per stipulations of the original contract when any product specification adjustment resulting in inability to confirm the product price through consultations of the parties].

In case after taking effect of the Contract the Buyer intends to purchase or the Seller intends to produce monocrystal wafers or polywafers of other specifications and Buyer intends to purchase and the Seller intends to supply relevant silicon materials, the parties may otherwise enter into a supplementary agreement through friendly consultations.

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Attachment B

Amount and Schedule of Advance Payment

Payment date of advance payment	Amount of advance payment (RMB) Unit: RMB
April 22, 2008	***
May 15, 2008	***
April 16, 2009	***
April 16, 2010	***
Total	***

Advance payment shall be *** of Contract amount - RMB 8,483,333,269.00 [Say RMB Eight Billion, Four Hundred and Eight Three Million, Three Hundred and Thirty Three Thousand, Two Hundred and Sixty Nine Yuan Only], namely.

Advance payment totals RMB*** [Say RMB*** Only] (rounded by taking integer digits); advance payment for each installment shall be paid up prior to such date as aforesaid (inclusive).

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***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Attachment C: Product Price, Quantity and Delivery Schedule

Quantity of products to be supplied monthly and price for year 2008

Month		May	June	July	August	September	October	November	December	Total
Quantity of wafers to be provided	Piece	***	***	***	***	***	***	***	***	***
Unit price including tax (RMB)	RMB/piece	***	***	***	***	***	***	***	***
Tax rate of value-added tax at the year		17%	17%	17%	17%	17%	17%	17%	17%
Payment date each month		***	***	***	***	***	***	***	***
Payment for goods payable (RMB)	RMB	***	***	***	***	***	***	***	***	***

Quantity of products to be supplied quarterly and price for 2009-2010

Year		2009					2010
Quarter		1st quarter	2nd quarter	3rd quarter	4th quarter	Total	1st quarter	2nd quarter	3rd quarter	4th quarter	Total

Quantity of products to be provided	Piece	***	***	***	***	***	***	***	***	***	***

Unit price including tax (RMB)	RMB/piece	***	***	***	***	***	***	***	***	***

Total price including tax (RMB)	RMB	***	***	***	***	***	***	***	***	***	***

Quantity of products to be supplied and price for 8-year duration

Year		2008	2009	2010	2011	2012	2013	2014	2015	Total
Quantity	Piece	***	***	***	***	***	***	***	***	368,749,998
Unit price including tax (RMB)	RMB/piece	***	***	***	***	***	***	***	***
Total price including tax (RMB)	Piece	***	***	***	***	***	***	***	***	8,483,333,269

Terms and conditions:

1.	Maximal adjustment range shall be *** of the above-mentioned quantity of products to be provided monthly for each year.

2.	As to quantity of products to provided monthly for year 2009~year 2010, the parties shall fixed it up within the last month of the previous Contract year and in ease no agreement should be reached, quantity of products to be provide monthly shall be subject to be amortized evenly from the quantity of products to be provided quarterly, namely, in such as case, the quantity of products to be provided monthly shall be ***.

3.	Quantity of products to be provided monthly during year 2011~year 2015 shall be fixed up by the parties within the last month of the previous Contract year, and in case no agreement should be reached, quantity of products to be provide monthly shall be subject to be amortized evenly from the quantity of products to be provided yearly, namely, in such as case, the quantity of products to be provided monthly shall be ***.

4.	Advance payment of *** shall be offset evenly monthly.

5.

The *** date of each month shall be the payment date of the amount payable for the quantity of products to be provided for the following month, namely, payment for products for a month shall be fully paid up prior to such date (inclusive).

6.	Tax rate of quotation including tax as aforesaid shall be 17% and in case of tax rate adjustment by the government, the tax rate so adjusted so prevail. (Monthly amount set forth in the column of payment for products regarding to year 2008 is calculated from the value-added tax rate of the year (17%); in case of value-added rate adjustment, the rate so adjusted shall prevail.)

7.	The parties hereby agree that as of year 2010 when the actual production capacity of the Buyer increases, the Seller shall after being agreed by the parties through consultations increase the quantity of products to be provided for the year as per practical situations. Price for products so increased shall as per the price of the year. Specific quantity of products to be provided so increased shall be subject to be otherwise agreed by the parties.

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***	CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND FILED SEPARATELY WITH THE COMMISSION.

Attachment D

List of Associated Companies Partaking to the Contract and Format of Commitment Letter

List of Associated Companies

Associated companies of the Seller:

(Blank)

Associated companies of the Buyer:

(Blank)

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Commitment Letter

We, [*** Company], are informed that Jiangsu Zhongneng Polysilicon Technology Development Co., Ltd. has entered into “Contract with regard to Supply of Wafers” (the “Contract”) with [•] as of MM/DD/2008. As an associated company of [the Buyer/the Seller] and conforming to stipulations of the Contract, we hereby apply for partaking in the Contract so as to be [the Buyer/the Seller] under the Contract.

We hereby irrevocably undertake that once joining in the Contract to be [the Buyer/the Seller] we shall be abided by the following provisions:

We are fully aware of and understand any and all stipulations of the Contract as well as attachments to the Contract and we hereby undertake to be bounded by any and all contents contained in the Contract and attachments to the Contract.

We shall therefore bear the joint responsibility and obligation under the Contract with any and all associated companies partaking in the Contract, and we further accept that any performance of obligations under the Contract by any associated company of the other party shall be deemed a performance of the Contract by the other party.

Should we no longer conform to requirements on Associated companies under the Contract, we shall therefore no longer enjoy any right or interest under the Contract, provided that any joint responsibility under the Contract to be borne by us shall not be exempted.

Seal of the party making such commitment: [*** company]

Signature of legal representative or authorized representative:

MM/DD/YY

Attachment E

Product Packing Standard

Products shall be packed in boxes, with each box 300 pieces of wafers, and then these boxes shall be packed in larger boxes so as to prevent from being damaged during transportation and storage.

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